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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 4, 2000

                                  VENTAS, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                         1-10989                      61-1055020
 ------------                     -----------                  ------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


        4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207-1642
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               (Address of principal executive offices) (Zip Code)

                                 (502) 357-9000
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5. Other Events.
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     On December 4, 2000, Ventas, Inc. (the "Company") announced that it had reached agreement with its primary tenant, Vencor, Inc. ("Vencor"), and the other major constituencies in the Vencor reorganization on the material economic terms of the second amended plan of reorganization of Vencor (the "Amended Plan"), which was filed with the Delaware Bankruptcy Court (the "Bankruptcy Court") on December 1, 2000. The Company's announcement described some of the key terms of the Amended Plan. In determining whether to vote in favor of the Amended Plan, the Company will consider the terms of the Amended Plan, as well as the final documentation of agreements to be executed upon consummation of the Amended Plan, the terms of Vencor's exit financing, distributions to be made to Vencor's creditors, and other matters.

     With the filing of the Amended Plan, it is expected that on December 6, 2000 the Bankruptcy Court will hold a hearing to approve the Vencor disclosure materials. The Company added that it is working with Vencor, its creditors and the Department of Justice (the "DOJ") to resolve all matters prior to such date. If approved, the disclosure materials will be mailed to Vencor's creditors following the hearing, and Vencor will solicit creditor approval for the Amended Plan.

     There can be no assurance that Vencor will be successful in obtaining the approval of its creditors for a restructuring plan, that any such plan will be on terms acceptable to Ventas, Vencor and its creditors, or that any restructuring plan will not have a material adverse effect on Ventas. Nor can there be any assurance that Vencor and Ventas will be able to reach a settlement with the DOJ, or that any such settlement will be on terms acceptable to Ventas, or that any settlement with DOJ will not have a material adverse effect on Ventas.

     Under the Company's bank credit agreement, it is an event of default, subject to defenses that may be available to the Company, if a plan of reorganization for Vencor were not to become effective by December 31, 2000. The Company is working closely with its lenders to obtain a waiver or amendment of this covenant, which requires the affirmative vote of more than 50 percent in principal amount of the debt. There can be no assurance that Ventas will obtain such a waiver or amendment.

     The Company has the option of declaring its dividends on an annual, rather than quarterly, basis. At present, the Company intends to pay the minimum real estate investment trust ("REIT") dividend for 2000 in one annual payment. The Company expects that such payment will be made on or before January 31, 2001. Accordingly, at its December 1, 2000 meeting, the Board of Directors deferred taking action on its fourth quarter 2000 dividend, consistent with its stated goal of building cash reserves during the reorganization of Vencor.

     A copy of the press release issued by the Company on December 4, 2000 is included as an exhibit to this filing and is incorporated herein by reference.


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     This Form 8-K includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding the Company's and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a REIT, plans and objectives of management for future operations and statements that include words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "may, " "could" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from the Company's expectations. The Company does not undertake any duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in this Form 8-K and elsewhere in the Company's filings with the Securities and Exchange Commission. Factors that may affect the plans or results of the Company include, without limitation, (a) the treatment of the Company's claims in the chapter 11 cases of its primary tenant, Vencor and certain of its affiliates, as well as certain of its other tenants, (b) the ability and willingness of Vencor to continue to meet and/or honor its obligations under the agreements the Company and Vencor entered into in connection with the 1998 spin off by the Company of Vencor (the "1998 Spin Off"), including, without limitation, the obligation to indemnify and defend the Company for all litigation and other claims relating to the health care operations and other assets and liabilities transferred to Vencor in the 1998 Spin Off, (c) the ability of Vencor and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future health care reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) the results of the settlement discussions Vencor and the Company have been engaged in with the federal government seeking to resolve federal civil and administrative claims against them arising from the participation of Vencor facilities in various federal health benefit programs, (k) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (l) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due and to amend certain provisions of its bank credit agreement that would require the Company to repay substantially all of its indebtedness under the bank credit agreement if Vencor does not emerge from bankruptcy by December 31, 2000, and
(m) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations. Many of such factors are beyond the control of the Company and its management.


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Item 7. Financial Statements and Exhibits.
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     (a) Financial statements of businesses acquired.

          Not applicable.

     (b) Pro forma financial information.

          Not applicable.

     (c) Exhibits:

          99.1  Press Release dated December 4, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VENTAS, INC.
                                        (Registrant)

Date: December 5, 2000


                                        By: /s/ T. Richard Riney
                                            ------------------------------
                                            Name:  T. Richard Riney
                                            Title: Executive Vice President and
                                                   General Counsel


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                                  EXHIBIT INDEX

     Exhibit                   Description
     -------                   -----------

     99.1                      Press Release dated December 4, 2000.


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